REGISTERED NUMBER: 4573588 (England and Wales)

                               TWINCENTRIC LIMITED

                           REPORT OF THE DIRECTORS AND

                              FINANCIAL STATEMENTS

                                 FOR THE PERIOD

                       25 OCTOBER 2002 TO 31 DECEMBER 2003

TWINCENTRIC LIMITED

                      CONTENTS OF THE FINANCIAL STATEMENTS
               For The Period 25 October 2002 to 31 December 2003

                                                              Page

Company Information                                             1

Report of the Directors                                         2

Report of the Independent Auditors                              4

Profit and Loss Account                                         5

Balance Sheet                                                   6

Notes to the Financial Statements                               7

Trading and Profit and Loss Account                            11

TWINCENTRIC LIMITED

                               COMPANY INFORMATION
               For The Period 25 October 2002 to 31 December 2003

        DIRECTORS:                           J Conning
                                             A J McGurk

        SECRETARY:                           Answerbuy limited

        REGISTERED OFFICE:                   Buxton Court
                                             3 West Way
                                             Botley
                                             Oxfordshire
                                             OX2 0JB

        REGISTERED NUMBER:                   4573588 (England and Wales)

        AUDITORS:                            James & Cowper
                                             Registered Auditor and
                                             Chartered Accountants
                                             Buxton Court
                                             3 West Way
                                             Botley
                                             Oxford
                                             OX2 0JB

TWINCENTRIC LIMITED

                             REPORT OF THE DIRECTORS
               For The Period 25 October 2002 to 31 December 2003

The directors present their report with the financial statements of the company for the period 25 October 2002 to 31 December 2003.

INCORPORATION

The company was incorporated on 25 October 2002 and commenced trading on 1 December 2002.

PRINCIPAL ACTIVITY

The principal activity of the company in the period under review was that of the provision of computer services and the development of internet related software.

EVENTS SINCE THE END OF THE PERIOD

Information relating to events since the end of the period is given in the notes to the financial statements.

DIRECTORS

The directors during the period under review were:

J Conning                                                   - appointed 25.10.02
A J McGurk                                                  - appointed 25.10.02

The beneficial interests of the directors holding office on 31 December 2003 in the issued share capital of the company were as follows:

                                                   31.12.03       at date of
                                                                  appointment
Ordinary (pound)1 shares

J Conning                                           100,000             1
A J McGurk                                          100,000            --

Mr J Conning resigned as director and company secretary on 31 March 2004.

STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

-     select suitable accounting policies and then apply them consistently;
-     make judgements and estimates that are reasonable and prudent;
- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

The auditors, James & Cowper, will be proposed for re-appointment in accordance with Section 385 of the Companies Act 1985.

TWINCENTRIC LIMITED

                             REPORT OF THE DIRECTORS
               For The Period 25 October 2002 to 31 December 2003

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

ON BEHALF OF THE BOARD:


....................................
A J McGurk - Director

Date:..............................

            REPORT OF THE INDEPENDENT AUDITORS TO THE SHAREHOLDERS OF
                               TWINCENTRIC LIMITED

We have audited the financial statements of Twincentric Limited for the period ended 31 December 2003 on pages five to ten. These financial statements have been prepared in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002), under the historical cost convention and the accounting policies set out therein.

This report is made solely to the company's members, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company's members those matters we are required to state to them in an auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditors

As described on page two the company's directors are responsible for the preparation of financial statements in accordance with applicable law and United Kingdom Accounting Standards.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Report of the Directors is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

We read the Report of the Directors and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of audit opinion

We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 December 2003 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Act 1985.

James & Cowper
Registered Auditor and
Chartered Accountants
Buxton Court
3 West Way
Botley
Oxford
OX2 0JB

Date:..............................

TWINCENTRIC LIMITED

                             PROFIT AND LOSS ACCOUNT
               For The Period 25 October 2002 to 31 December 2003

                                          Notes                        (pound)

TURNOVER                                                               590,633

Cost of sales                                                          361,057
                                                                     ---------

GROSS PROFIT                                                           229,576

Administrative expenses                                                703,590
                                                                     ---------

OPERATING LOSS                                2                       (474,014)

 Interest payable and similar charges                                    6,402
                                                                     ---------

LOSS ON ORDINARY ACTIVITIES
BEFORE TAXATION                                                       (480,416)

 Tax on loss on ordinary activities           3                             --
                                                                     ---------

LOSS FOR THE FINANCIAL PERIOD
AFTER TAXATION                                                        (480,416)
                                                                     ---------

DEFICIT FOR THE PERIOD                                                (480,416)
                                                                     =========

                The notes form part of these financial statements

TWINCENTRIC LIMITED

                                  BALANCE SHEET
                                31 December 2003

                                          Notes        (pound)         (pound)
FIXED ASSETS
Intangible assets                             4                             --
Tangible assets                               5                         28,698
                                                                     ---------

                                                                        28,698

CURRENT ASSETS
Debtors                                       6         18,323

CREDITORS
 Amounts falling due within one year          7        327,437
                                                      --------

NET CURRENT LIABILITIES                                               (309,114)
                                                                     ---------

TOTAL ASSETS LESS CURRENT
LIABILITIES                                                           (280,416)
                                                                     =========

CAPITAL AND RESERVES
Called up share capital                       9                        200,000
Profit and loss account                      10                       (480,416)
                                                                     ---------

SHAREHOLDERS' FUNDS                                                   (280,416)
                                                                     =========

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective June
2002).

ON BEHALF OF THE BOARD:


....................................
A J McGurk - Director

Approved by the Board on ..........

                The notes form part of these financial statements

                               TWINCENTRIC LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
               FOR THE PERIOD 25 OCTOBER 2002 TO 31 DECEMBER 2003


              1.  ACCOUNTING POLICIES

                  ACCOUNTING CONVENTION
                  The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002).

                  TURNOVER
                  Turnover represents net invoiced sales of services, excluding value added tax.

                  TANGIBLE FIXED ASSETS
                  Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life.

                  Fixtures and fittings          - 50% straight line
                  Computer equipment             - 50% straight line

                  DEFERRED TAX
                  Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date.

                  PENSIONS
                  The company operates a defined contribution pension scheme. Contributions payable for the period are charged in the profit and loss account.

                  GOODWILL
                  Goodwill, being the amount paid in connection with the aquisition of a business in 2002, has been fully written off at the end of the period after an impairment review considered goodwill to carry no value as at 31 December 2003.

              2. OPERATING LOSS

                  The operating loss is stated after charging/(crediting):

                                                                     (POUND)
                  Depreciation - owned assets                        33,915
                  Auditors remuneration                               6,500
                  Foreign exchange differences                         (141)
                  Pension costs                                       6,350
                                                                    ========


                  Directors' emoluments and other benefits etc       33,985
                                                                    ========


           3.     TAXATION

                  ANALYSIS OF THE TAX CHARGE
                  No liability to UK corporation tax arose on ordinary activities for the period.

                               TWINCENTRIC LIMITED

               FOR THE PERIOD 25 OCTOBER 2002 TO 31 DECEMBER 2003

           4. INTANGIBLE FIXED ASSETS
                                                     GOODWILL
                                                      (POUND)
                                                     ---------
                  COST
                  Additions                           365,716
                                                     ---------

                  At 31 December 2003                 365,716
                                                     ---------

                  AMORTISATION
                  Impairments                         365,716
                                                     ---------

                  At 31 December 2003                 365,716
                                                     ---------

                  NET BOOK VALUE
                  At 31 December 2003                       -
                                                     =========

           5. TANGIBLE FIXED ASSETS

                                                                                     FIXTURES
                                                                                        AND          COMPUTER
                                                                                     FITTINGS        EQUIPMENT         TOTALS
                                                                                      (POUND)         (POUND)          (POUND)
                  COST
                  Additions                                                            22,561          40,052          62,613
                                                                                      --------         -------         -------

                  At 31 December 2003                                                  22,561          40,052          62,613
                                                                                      --------         -------         -------

                  DEPRECIATION
                   Charge for period                                                   12,220          21,695          33,915
                                                                                      --------         -------         -------

                  At 31 December 2003                                                  12,220          21,695          33,915
                                                                                      --------         -------         -------

                  NET BOOK VALUE
                  At 31 December 2003                                                  10,341          18,357          28,698
                                                                                      ========         =======         =======

           6.      DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
                                                                                                                       (POUND)
                  Trade debtors                                                                                        10,073
                  Other debtors                                                                                         4,500
                  Prepayments and accrued income                                                                        3,750
                                                                                                                      --------

                                                                                                                       18,323
                                                                                                                      ========

           7.      CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
                                                                                                                       (POUND)
                  Bank loans and overdrafts                                                                           119,899
                  Hire purchase contracts                                                                               5,678
                  Trade creditors                                                                                       9,498
                   Social security and other taxes                                                                     15,104
                  VAT                                                                                                  21,688
                  Other creditors                                                                                      16,346
                  Directors' loan accounts                                                                            105,095
                  Accrued expenses                                                                                     34,129
                                                                                                                     ---------
                                                                                                                      327,437
                                                                                                                    ==========

                               TWINCENTRIC LIMITED

               FOR THE PERIOD 25 OCTOBER 2002 TO 31 DECEMBER 2003

               8. SECURED DEBTS

                  The following secured debts are included within creditors:

                                                                     (POUND)
                  Bank overdraft                                     119,899
                                                                   =========


                  The bank overdraft is secured by the following:

                  HSBC life policy number 9G8427T. First mortgage given by Twincentric Limited. HSBC life policy number 9C2822Y. First mortgage given by Twincentric Limited. Guarantee of (pound)75,000 given by A J McGurk.
                  Guarantee of (pound)75,000 given by J B Conning.
                  Debenture including fixed equitable charge over all present and future freehold and leasehold property; first fixed charge over, among other things, book and other debts, chattels, goodwill and uncalled capital, both present and future; and first floating charge over all assets and undertaking both present and future given by Twincentric Limited.

              9. CALLED UP SHARE CAPITAL

                  Authorised:
                  Number:         Class:                  Nominal
                                                            value:      (POUND)
                  10,000,000      Ordinary                (pound)1   10,000,000
                                                                     ==========


                  Allotted, issued and fully paid:
                  Number:         Class:                  Nominal
                                                            value:      (POUND)
                  200,000         Ordinary                (pound)1      200,000
                                                                     ==========


                  The following shares were allotted and fully paid for cash at par during the period:

                  200,000 Ordinary shares of (pound)1 each

           10.    RESERVES
                                                                 PROFIT
                                                                AND LOSS
                                                                 ACCOUNT
                                                                  (POUND)
                  Deficit for the period                       (480,416)
                                                               ---------

                  At 31 December 2003                          (480,416)
                                                               =========


              11. RELATED PARTY DISCLOSURES

                  Included in other creditors are two loans due to the directors, amounting to (pound)105,095. (pound)102,427 is owed to J Conning and the balance of (pound)2,668 is owed to A J McGurk.

                  On 1 December 2002, the company purchased the trade and assets of Twincentric Integration Limited, a company whose sole director is A J McGurk. The sale was at arms length and for an open market value.

                               TWINCENTRIC LIMITED

               FOR THE PERIOD 25 OCTOBER 2002 TO 31 DECEMBER 2003

        12. POST BALANCE SHEET EVENTS

            The company became a wholly owned subsidiary of ActiveCore Technologies Inc. on 21 June 2004.

        13. GOING CONCERN

            The financial statements have been prepared on the going concern basis. Trade losses have continued since the period end but the director believes it is appropriate for the financial statements to be prepared on the going concern basis as a result of continued financial support pledged by ActiveCore Technologies Inc.

           TWINCENTRIC LIMITED

                       TRADING AND PROFIT AND LOSS ACCOUNT
               FOR THE PERIOD 25 OCTOBER 2002 TO 31 DECEMBER 2003


                                                    (POUND)        (POUND)
  TURNOVER
  Sales                                           454,493
  Training                                        106,140
  Commissions received                             30,000
                                                ----------
                                                                  590,633

  COST OF SALES
  Purchases                                        89,910
  Staff Costs                                     167,402
  Sub contractors                                 103,520
  Development costs                                   225
                                                ----------
                                                                  361,057
                                                                ----------
  GROSS PROFIT                                                    229,576

  EXPENDITURE
  Premises expenses                                19,240
  Rent                                             21,794
  Rates and water                                   5,350
  Insurance                                        24,174
  Light and heat                                    4,690
  Directors' salaries                              33,474
  Directors' social security                        3,936
  Wages                                            32,837
  Social security                                   3,493
  Pensions                                          6,350
  Staff insurance and medical                       5,927
  Telephone                                        17,963
  Post and stationery                               1,747
  Advertising                                       8,667
  Travelling                                       10,135
  Subscriptions                                     1,719
  Repairs and renewals                              4,134
  Training costs                                      785
  Sundry expenses                                   1,307
  Accountancy                                       3,944
  Legal fees                                        7,144
  Auditors remuneration                             6,500
  Foreign exchange (profits)/
  losses                                             (141)
  Entertainment                                     3,219
  Bad debts                                        69,492
                                                ----------
                                                                  297,880
                                                                ----------
                                                                  (68,304)
  FINANCE COSTS
  Bank charges                                      6,079
  Bank interest                                     4,537
  Hire purchase                                     1,865
                                                ----------
                                                                   12,481
                                                                ----------
  Carried forward                                                 (80,785)

This page does not form part of the statutory financial statements

                               TWINCENTRIC LIMITED

                       TRADING AND PROFIT AND LOSS ACCOUNT
               FOR THE PERIOD 25 OCTOBER 2002 TO 31 DECEMBER 2003

                                                 (POUND)        (POUND)
Brought forward                                                (80,785)

DEPRECIATION
Fixtures and fittings                           12,220
Computer equipment                              21,695
                                             ----------
                                                                33,915
                                                             ----------

                                                              (114,700)

IMPAIRMENT LOSSES
Goodwill                                                       365,716
                                                             ----------

NET LOSS                                                      (480,416)
                                                             ==========